THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Long/Short Equity Fund
Investor Class (BPLEX)
Institutional Class (BPLSX)

Supplement dated March 18, 2019
to the Prospectuses dated December 31, 2018

Effective immediately, Investor Class and Institutional Class shares of the Boston Partners Long/Short Equity Fund (the “Fund”) are available for purchase by new investors. Boston Partners Global Investors, Inc., the Fund’s investment adviser, has discretion to close the Fund in the future should the assets of the Fund increase by more than 5% from the date of the reopening of the Fund. Any reference to the Fund being closed to new investors is hereby deleted from the Prospectuses.

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Please retain this supplement for your reference.